                                                                 EXHIBIT 10.13.1

                              FIRST AMENDMENT TO
                              ------------------
                      RESTATED REVOLVING CREDIT AGREEMENT
                      -----------------------------------


     This First Amendment to Restated Revolving Credit Agreement (this "First Amendment") is made by and among AMERICREDIT CORP., a Texas corporation ("Company"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation, AMERICREDIT OPERATING CO., INC., a Delaware corporation (individually, a "Borrower" and collectively, the "Borrowers"), AMERICREDIT PREMIUM FINANCE, INC., a Delaware corporation, and ACF INVESTMENT CORP., a Delaware corporation, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, BANK ONE, TEXAS, N.A., LASALLE NATIONAL BANK, THE SUMITOMO BANK, LIMITED, HARRIS TRUST AND SAVINGS BANK, COMERICA BANK-TEXAS, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (FORMERLY TEXAS COMMERCE BANK NATIONAL ASSOCIATION), BANKAMERICA BUSINESS CREDIT, INC., THE BANK OF NOVA SCOTIA, CIBC INC, CREDIT LYONNAISE NEW YORK BANK, INC., BANK BOSTON, N.A. and THE LONG TERM CREDIT BANK OF JAPAN, LIMITED (collectively, the "Banks"), WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent") and BANK ONE, TEXAS, N.A. ("Co-Agent").

     WHEREAS, on October 3, 1997, the parties entered into that one certain Restated Revolving Credit Agreement (the "Credit Agreement") providing for a revolving credit facility to Borrowers in the maximum amount of $310,000,000 at any one time outstanding; and

     WHEREAS, Borrowers and Guarantors propose to issue an additional $75,000,000 in Senior Notes and Subsidiary guarantees thereof pursuant to a Preliminary Offering Memorandum dated January 21, 1998, and Banks consent to such issuances of additional Senior Notes and Subsidiary guarantees as they are described in the Preliminary Offering Memorandum; and

     WHEREAS, Borrowers and Guarantors have requested Banks to amend the Credit Agreement so that its terms will not conflict with the issuance of the Senior Notes and Subsidiary guarantees thereof; and

     NOW THEREFORE, for good and valuable consideration, the receipt and total sufficiency of which is hereby acknowledged, it is agreed by and among the parties as follows:

                                       1.

     The definition of Senior Notes in Article I of the Credit Agreement is amended to read in its entirety as follows:

          "Senior Notes" shall mean (i) the $125,000,000 of senior unsecured
           ------------
     notes of the Company due 2004 and all Guarantees thereof by the other Borrowers, Guarantors and the Mortgage Subsidiary issued pursuant to an Indenture dated as of February 4, 1997 between the Company and the trustee named therein, (ii) those senior unsecured notes of Company due 2004 and all Guarantees thereof by the other Borrowers, Guarantors and the Mortgage Subsidiary to be sold pursuant to a Preliminary Offering Memorandum dated January 21, 1998 and issued or to be issued pursuant to an Indenture between the Company and the trustee named therein, and (iii) any new issue of debt securities of the Company and all Guarantees thereof by the other Borrowers, Guarantors and the Mortgage Subsidiary with the same terms issued in exchange for any of such senior unsecured notes; or

                                       2.

     Except as amended above and by this First Amendment, the Credit Agreement is ratified and confirmed and shall remain in full force and effect.

                                       3.

     Borrowers agree to pay all costs and expenses incurred by Banks in connection with this First Amendment.

                                       4.

     This First Amendment may be executed in multiple counterparts, each of which shall constitute an original.

                                       5.

     This First Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                       6.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Executed to be effective as of January 21, 1998.


                              AMERICREDIT CORP., a Texas corporation


                              By:
                                 ---------------------------------------
                                  Preston Miller, Vice President


                              AMERICREDIT FINANCIAL SERVICES,
                                  INC., a Delaware corporation


                              By:
                                 ---------------------------------------
                                  Preston Miller, Senior Vice President


                              AMERICREDIT OPERATING CO., INC., a
                              Delaware corporation


                              By:
                                 ---------------------------------------
                                  Preston Miller, Senior Vice President


                                                               BORROWERS

                              AMERICREDIT PREMIUM FINANCE,
                                  INC., a Delaware corporation


                              By:
                                 ---------------------------------------
                                  Preston Miller, Senior Vice President


                              ACF INVESTMENT CORP., a Delaware
                                  corporation


                              By:
                                 ---------------------------------------
                                  Preston Miller, Senior Vice President

                                                            GUARANTORS

                              WELLS FARGO BANK (TEXAS), NATIONAL
                              ASSOCIATION


                              By:
                                 --------------------------------------------
                                  Susan B. Sheffield, Vice President


                              BANK ONE, TEXAS, N.A.


                              By:
                                 --------------------------------------------
                                  J. Michael Wilson, Vice President


                              LASALLE NATIONAL BANK


                              By:
                                 --------------------------------------------
                                  Terry M. Keating, First Vice President


                              THE SUMITOMO BANK LIMITED


                              By:
                                 --------------------------------------------
                                  John J. O'Neill, Vice President and Manager


                              By:
                                 --------------------------------------------
                                  Julie A. Schell, Vice President


                              HARRIS TRUST AND SAVINGS BANK


                              By:
                                 --------------------------------------------
                                  Michael A. Houlihan, Vice President


                              COMERICA BANK-TEXAS


                              By:
                                 --------------------------------------------
                                  Stephen Graham, Senior Vice President

                              CHASE BANK OF TEXAS, NATIONAL
                         ASSOCIATION (formerly Texas Commerce
                         Bank National Association)


                              By:
                                 ---------------------------------------
                                   B. B. Wuthrich, Vice President


                              BANKAMERICA BUSINESS CREDIT, INC.


                              By:
                                 ---------------------------------------
                                  Bruce E. Jenks, Vice President


                              THE BANK OF NOVA SCOTIA


                              By:
                                 ---------------------------------------
                                    F. C. H. Ashby, Senior Manager-
                                    Loan Operations


                              CIBC INC.


                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

                              BANK BOSTON, N.A.


                              By:
                                 -------------------------------------------
                              Name:
                                   -----------------------------------------
                              Title:
                                    ----------------------------------------


                              THE LONG-TERM CREDIT BANK OF
                                 JAPAN, LIMITED


                              By:
                                 -------------------------------------------
                              Name:
                                   -----------------------------------------
                              Title:
                                    ----------------------------------------


                                                                       BANKS



                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION



                              By:
                                 -------------------------------------------
                                  Susan B. Sheffield, Vice President

                                                                       AGENT



                              BANK ONE, TEXAS, N.A.


                              By:
                                 -------------------------------------------
                                  J. Michael Wilson, Vice President

                                                                    CO-AGENT